Equity, net - Profit (loss) per share (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Shareholders' equity, net
Loss for the year (numerator)	$ (264,075,000)	$ (135,718,000)	$ (12,208,000)
Total common and investment shares (denominator)	253,986,867	253,986,867	253,986,867
Loss per basic share	$ (1.04)	$ (0.53)	$ (0.05)
Loss per diluted share	$ (1.04)	$ (0.53)	$ (0.05)